UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

 SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2012

      MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	(State or Number) other jurisdiction	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Juniper Business Plaza, Suite 3-C
3499 Route 9 North

Freehold, New Jersey                                 07728

(Address of principal executive offices)

(Zip Code)

                                (732) 577-9996

(Registrant’s telephone number, including area code)

                                          Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BA0/304532

Item 7.01.  Regulation FD Disclosure.

On March 13, 2012, Monmouth Real Estate Investment Corporation first sent a letter to shareholders regarding temporary suspension of its Dividend Reinvestment and Stock Purchase Plan.  A copy of the letter is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1

Letter to Shareholders, dated March 13, 2012.

BA0/304532

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Chief Financial and Accounting Officer

Dated: March 13, 2012	By: /s/ Maureen E. Vecere
Maureen E. Vecere
Chief Financial and Accounting Officer

BA0/304532